EXHIBIT 32.2




                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Across America Real Estate Corp. (the "Company") on Form 10-KSB as filed with the Securities and Exchange Commission (the "Report"), I, James W Creamer III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


MAY 11, 2006                                         /s/ James W Creamer III
                                                     ---------------------------
                                                     James W Creamer III
                                                     Chief Financial Officer